UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2013

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Martingale Road
Suite 2050
Schaumburg, Illinois	60173-2213
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

Sparton Corporation, an Ohio corporation (the “Company”) is holding a call on February 6, 2013 at 10:00 a.m. Central Time to discuss its fiscal year 2013 second quarter financial results, provide a general business update and respond to investor questions. Interested parties may participate in the conference call by dialing (800) 734-4208 at least fifteen minutes before the call is scheduled to begin.

A Web presentation link is also available for the conference call:

https://www.livemeeting.com/cc/gc_min_pro_usa/join?id=4RSNBJ&role=attend (no entry code)

Investors and financial analysts are invited to ask questions after the presentation is made. The script for the call is attached as Exhibit 99.1 and the slide presentation is attached as Exhibit 99.2, and are incorporated herein by reference. The slide presentation and a replay of the live conference call will be available on the Company’s website at www.sparton.com under the heading “Investor Relations” for a period of up to two (2) years after the date of the live call.

The information set forth herein, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 7.01—Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Script for conference call dated February 6, 2013

Exhibit 99.2	Slide Presentation for conference call dated February 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

Dated: February 6, 2013	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 99.1	Script for conference call dated February 6, 2013

Exhibit 99.2	Slide Presentation for conference call dated February 6, 2013